                                                                    Exhibit 99.4

                              [Amphion Ventures LP]


AXCESS Inc.                                                   December 31, 2001
3208 Commander Drive
Dallas, Texas 75006

          Re:  Series A Convertible Preferred Stock
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Ladies and Gentlemen:

     Amphion Ventures, LP, a Delaware limited liability company ("Amphion"), hereby notifies and directs AXCESS Inc. (the "Company") to convert Series A Convertible Preferred Stock held by Amphion at December 31, 2001 into common shares of the Company as provided in Section 5 of the Certificate of Designations, Preferences, Powers and Rights of Series A Convertible Preferred Stock (the "Certificate").

     1.   Issuance of Common Shares. Amphion hereby directs the Company to issue
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70,356 shares of Common Stock in exchange for 70,356 shares of Series A Convertible Preferred Stock held by Amphion at December 31, 2001

     2.   Securities Act Legend; Registration Rights.
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          2.1 The Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing the Shares shall bear a restrictive legend substantially to the effect of the following:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

          3.   Representations and Warranties of Amphion. Amphion hereby
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     represents and warrants to the Company as follows:

               3.1 Amphion is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

               3.2 Amphion understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in transactions exempt from the registration requirements of the Securities Act, and that the Shares must be held by Amphion indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

               3.3 Amphion further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts, after compliance with the holding periods and other provisions thereof.

               3.4 Amphion understands that its investment hereunder involves substantial risks and represents and warrants that it has made such independent examinations and investigations of the Company as it has deemed necessary in making its investment decision, and Amphion further represents and warrants that it has had sufficient access to the officers, directors, books and records of the Company as it has deemed necessary to conduct such examination and investigation and make such investment decision.

               3.5 Amphion is able to bear the economic risk of the investment contemplated by this agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this agreement.

                                                  Very truly yours,

                                             Amphion Ventures LP.

                                                       its Managing Member

                                             By: /s/ ROBERT BERTOLDI
                                                --------------------------------
                                                       A Managing Member

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